Exhibit 10.1
EXECUTION VERSION
DATED: 11 AUGUST 2026
AMENDMENT AND RESTATEMENT AGREEMENT
between
ROYALTY PHARMA PLC
AND
ROYALTY PHARMA HOLDINGS LTD
AND
RPI US PARTNERS 2019, LP
AND
RPI INTERNATIONAL HOLDINGS 2019, LP
AND
RPI INTERNATIONAL PARTNERS 2019, LP
AND
RPI US FEEDER 2019, LP
AND
RPI INTERNATIONAL FEEDER 2019, LP
AND
RPI EPA VEHICLE, LLC
AND
THE INTERNALIZATION SHAREHOLDERS
AND
PL RPH AIV, LLC
in relation to an Exchange Agreement dated 16 June 2020,
as amended and restated on 29 December 2023, 31 December 2024 and 16 May 2025
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THIS AMENDMENT AND RESTATEMENT AGREEMENT is entered into as a deed on 11
August 2026 (this “Deed”)
(1)ROYALTY PHARMA PLC, a public limited company incorporated in England and
Wales with company number 12446913 and with its registered office at The Pavilions,
Bridgwater Road, Bristol BS13 8AE;
(2)ROYALTY PHARMA HOLDINGS LTD, a private limited company incorporated in
England and Wales with company number 12453789 and with its registered office at The
Pavilions, Bridgwater Road, Bristol BS13 8AE;
(3)RPI US PARTNERS 2019, LP, a Delaware limited partnership;
(4)RPI INTERNATIONAL HOLDINGS 2019, LP, a Cayman Islands exempted limited partnership (the “Continuing International Investors Partnership”);
(5)RPI INTERNATIONAL PARTNERS 2019, LP, a Cayman Islands exempted limited partnership (“RPI International Partners”);
(6)RPI US FEEDER 2019, LP, a Cayman Islands exempted limited partnership;
(7)RPI INTERNATIONAL FEEDER 2019, LP, a Delaware limited partnership
(“Delaware Sub”); and
(8)RPI EPA VEHICLE, LLC, a Delaware limited liability company;
(9)PL RPH HOLDINGS, LLC, a Delaware limited liability company;
(10)RP MIP (CAYMAN), LP, a Cayman Islands exempted limited partnership; and
(11)PL RPH AIV, LLC, a Delaware limited liability company,
(together, the “Parties” and each, a “Party”).
WHEREAS:
(A)The Parties are parties to an exchange agreement dated 16 June 2020, as amended and restated on 29 December 2023, 31 December 2024 and 16 May 2025 (the “Original
Exchange Agreement”).
(B)On or before the date of this Deed, the Delaware Sub ceased to hold any Holdings B DRs or Direct B DRs (the “Cessation Event”), and it is proposed that the Continuing
International Investors Partnership, RPI International Partners and the Delaware Sub
(together, the “International Entities”) each be liquidated or wound up (the “Proposed
Liquidation”).
(C)In connection with the Cessation Event and the Proposed Liquidation, the Parties have agreed to amend and restate the Original Exchange Agreement on the terms set out in this
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Deed, including removing the International Entities as parties to the Restated Exchange
Agreement.
THIS DEED WITNESSES as follows:
1.Interpretation
1.1Terms defined in the Original Exchange Agreement shall have the same meaning when used in this Deed, unless defined below. In addition, the definitions below apply in this
Deed.
“International Entities” has the meaning given in Recital (B);
“Original Exchange Agreement” has the meaning given in Recital (A);
“Restated Exchange Agreement” means the Original Exchange Agreement, as amended and restated by this Deed in the form set out in Schedule 1.
1.2The rules of interpretation set out in clauses 1.2 to 1.18 (inclusive) of the Original
Exchange Agreement shall apply to this Deed as if set out in this Deed, save that references in clauses 1.2 to 1.18 (inclusive) of the Original Exchange Agreement to “this
Agreement” shall be construed as references to this Deed.
2.Restatement of the Original Exchange Agreement
With effect from the date of this Deed, the Original Exchange Agreement shall be amended and restated in the form set out in Schedule 1 so that the rights and obligations of the parties to the Restated Exchange Agreement shall, on and from such date, be governed by and construed in accordance with the provisions of the Restated Exchange
Agreement.
3.Obligations and liabilities of the Parties
With effect from the date of this Deed:
(a)the International Entities shall have no obligations or liabilities (whether present, future, actual or contingent and whether arising before, on or after the date of this
Deed) to or towards any other Party under the Original Exchange Agreement or the Restated Exchange Agreement, and any such obligations or liabilities are hereby terminated, released and discharged, and no Party shall have any claim against any of the International Entities in respect of the same; and
(b)no Party shall have any obligations or liabilities (whether present, future, actual or contingent and whether arising before, on or after the date of this Deed) to or towards any of the International Entities under the Original Exchange Agreement or the Restated Exchange Agreement, and any such obligations or liabilities are hereby terminated, released and discharged, and no International Entity shall have any claim against any other Party in respect of the same.
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4.Miscellaneous and counterparts
4.1The provisions of clauses 9 to 14 (inclusive) of the Original Exchange Agreement shall apply to this Deed as if set out herein in full and so that references in those provisions to
“this Agreement” shall be construed as references to this Deed and references to “party”
or “parties” shall be construed as references to a Party or Parties to this Deed.
4.2This Deed may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all of the counterparts shall together constitute one agreement.
4.3Transmission of an executed counterpart of this Deed (but for the avoidance of doubt not just a signature page) by e-mail (in PDF, JPEG or other agreed format) shall take effect as delivery of an executed counterpart of this Deed.  If either method of delivery is adopted, without prejudice to the validity of the Deed thus made, each Party shall provide the other
Parties with the original of such counterpart as soon as reasonably possible thereafter.
4.4No counterpart shall be effective until each Party has executed and delivered at least one counterpart.
5.Third party rights
5.1A person who is not a Party to this Deed shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of the terms of this Deed.
5.2The rights of the Parties to terminate, rescind or agree any variation, waiver or settlement under this Deed are not subject to the consent of any other person.
6.Governing law
This Deed and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the law of England and Wales.
7.Jurisdiction
Each Party irrevocably agrees that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this
Deed or its subject matter or formation (including non-contractual disputes or claims).
This Deed has been entered into and delivered on the date stated at the beginning of it.
[Signature Page to Amendment and Restatement Agreement (Exchange Agreement)]
EXECUTED and DELIVERED as a DEED
by ROYALTY PHARMA PLC
By: /s/ Pablo Legorreta
Name:  Pablo Legorreta
Title:  Director
IN THE PRESENCE OF:
/s/ Sean Weisberg
Witness’s signature
Witness’s name:  Sean Weisberg
Witness’s address:  110 E. 59th Street
Suite 3300
New York, New York 10022
[Signature Page to Amendment and Restatement Agreement (Exchange Agreement)]
EXECUTED and DELIVERED as a DEED
by ROYALTY PHARMA HOLDINGS LTD
By:  /s/ Arthur McGivern
Name:  Arthur McGivern
Title:  Director
IN THE PRESENCE OF:
/s/ Sean Weisberg
Witness’s signature
Witness’s name:  Sean Weisberg
Witness’s address:  110 E. 59th Street
Suite 3300
New York, New York 10022
[Signature Page to Amendment and Restatement Agreement (Exchange Agreement)]
EXECUTED and DELIVERED as a DEED
For and on behalf of
RPI US PARTNERS 2019, LP
By: RPI EPA HOLDINGS, LP, its general partner
By: RPI EPA HOLDINGS HOLDCO 2019, LLC, its general partner
By:  /s/ Pablo Legorreta
Name:  Pablo Legorreta
Title:  Managing Member

[Signature Page to Amendment and Restatement Agreement (Exchange Agreement)]
EXECUTED and DELIVERED as a DEED
For and on behalf of
RPI INTERNATIONAL HOLDINGS 2019, LP
By: RPI EPA HOLDINGS, LP, its general partner
By: RPI EPA HOLDINGS HOLDCO 2019, LLC, its general partner
By:  /s/ Pablo Legorreta
Name:  Pablo Legorreta
Title:  Managing Member

[Signature Page to Amendment and Restatement Agreement (Exchange Agreement)]
EXECUTED and DELIVERED as a DEED
For and on behalf of
RPI INTERNATIONAL PARTNERS 2019, LP
By: RPI EPA HOLDINGS, LP, its general partner
By: RPI EPA HOLDINGS HOLDCO 2019, LLC, its general partner
By:  /s/ Pablo Legorreta
Name:  Pablo Legorreta
Title:  Managing Member

[Signature Page to Amendment and Restatement Agreement (Exchange Agreement)]
EXECUTED and DELIVERED as a DEED
For and on behalf of
RPI US FEEDER 2019, LP
By: RPI US FEEDER 2019 GP LIMITED, its general partner
By:  /s/ Arthur McGivern
Name:  Arthur McGivern
Title:  Director

[Signature Page to Amendment and Restatement Agreement (Exchange Agreement)]
EXECUTED and DELIVERED as a DEED
For and on behalf of
RPI INTERNATIONAL FEEDER 2019, LP
By: RPI INTERNATIONAL FEEDER 2019 GP LIMITED, its general partner
By:  /s/ Arthur McGivern
Name:  Arthur McGivern
Title:  Director

[Signature Page to Amendment and Restatement Agreement (Exchange Agreement)]
EXECUTED and DELIVERED as a DEED
For and on behalf of
RPI EPA VEHICLE, LLC
By:  /s/ Arthur McGivern
Name:  Arthur McGivern
Title:  Manager

[Signature Page to Amendment and Restatement Agreement (Exchange Agreement)]
EXECUTED and DELIVERED as a DEED
For and on behalf of
PL RPH HOLDINGS, LLC
By:  /s/ Pablo Legorreta
Name: Pablo Legorreta
Title: Managing Member
[Signature Page to Amendment and Restatement Agreement (Exchange Agreement)]
EXECUTED and DELIVERED as a DEED
for and on behalf of
RP MIP (CAYMAN), LP
By: RP MIP (CAYMAN) GP LIMITED, its general partner
By:  /s/ Arthur McGivern
Name:  Arthur McGivern
Title:  Director
[Signature Page to Amendment and Restatement Agreement (Exchange Agreement)]
EXECUTED and DELIVERED as a DEED
For and on behalf of
PL RPH AIV, LLC
By: RPI EPA Holdings, LP, its manager
By:RPI EPA Holdings HoldCo 2019, LLC, its general partner
By:  /s/ Pablo Legorreta
Name: Pablo Legorreta
Title: Managing Member
Schedule 1
Schedule 1
Form of Restated Exchange Agreement

EXCHANGE AGREEMENT
ROYALTY PHARMA PLC AND ROYALTY PHARMA HOLDINGS LTD AND RPI US PARTNERS 2019, LP AND RPI US FEEDER 2019, LP AND RPI EPA VEHICLE, LLC AND THE INTERNALIZATION SHAREHOLDERS AND PL RPH AIV, LLC
Eighth Floor Ten Bishops Square London E1 6EG Tel: + 44 20 7012 9600 Fax: + 44 20 7012 9601

THIS EXCHANGE AGREEMENT (the “Agreement”) is entered into as a deed and is made on 16 June 2020, as amended and restated on (i) 29 December 2023 (the “First Amendment and Restatement Date”), (ii) 31 December 2024 (the “Second Amendment and Restatement
Date”), (iii) 16 May 2025 (the “Third Amendment and Restatement Date”), and (iv) as
further amended and restated on 11 August 2026.
BETWEEN:
(1)ROYALTY PHARMA PLC, a public limited company incorporated in England and
Wales with company number 12446913 and with its registered office at The Pavilions,
Bridgwater Road, Bristol BS13 8AE (“Parent”);
(2)ROYALTY PHARMA HOLDINGS LTD, a private limited company incorporated in
England and Wales with company number 12453789 and with its registered office at The
Pavilions, Bridgwater Road, Bristol BS13 8AE (“Holdings”);
(3)RPI US PARTNERS 2019, LP, a Delaware limited partnership (the “Continuing US
Investors Partnership”);
(4)RPI US FEEDER 2019, LP, a Cayman Islands exempted limited partnership (“Cayman
Sub”);
(5)RPI EPA VEHICLE, LLC, a Delaware limited liability company (“EPA Vehicle”);
(6)PL RPH HOLDINGS, LLC, a Delaware limited liability company (“PL RPH”);
(7)RP MIP (CAYMAN), LP, a Cayman Islands exempted limited partnership (“RP MIP
SPV”, and, together with PL RPH, the “Internalization Shareholders”); and
(8)PL RPH AIV, LLC, a Delaware limited liability company (the “AIV”).
RECITALS:
(A)In connection with the initial public offering of Parent A Shares (the “IPO”), the Parent consummated the transactions described in Recitals (B) and (C) below and in the
Registration Statement on Form S-1 originally filed with the Commission on 22 May
2020, as amended (Registration No. 333-238632).
(B)In connection with the IPO (i) the Continuing US Investors Partnership holds Parent B
Shares directly or indirectly, and (ii) Holdings issued Holdings B Shares which are held indirectly by the Continuing US Investors Partnership (and directly by the Depositary, which issued Holdings B DRs to the Continuing US Investors Partnership).
(C)In connection with the IPO, Holdings also issued the Holdings C Share to RPI EPA
Holdings, LP (“EPA Holdings”), which, through a transfer of the Holdings C Share made in connection with a restructuring consummated on or about the Second
Amendment and Restatement Date, is now held by EPA Vehicle, and entitles EPA

Vehicle to bonus issuances of EPA B Shares by Holdings (to be issued to the Depositary, who will issue EPA B DRs to EPA Vehicle) from time to time, in accordance with the terms of the Holdings Articles.
(D)On or around the Third Amendment and Restatement Date, in accordance with the terms of a purchase agreement entered into on 10 January 2025 between, among others,
Holdings and the Sellers (as defined therein), as amended, Holdings issued certain
Holdings E Shares for the benefit of the Sellers, or their nominees, which are held indirectly by the Internalization Shareholders (and directly by the Depositary, which issued corresponding Holdings E DRs to the Internalization Shareholders) (the
“Internalization Share Issuance”).
(E)Except as set out in this Recital and in Recital (F) below, the Holdings E Shares issued as a result of the Internalization Share Issuance have the same rights under the Holdings
Articles as the Holdings B Shares. However, the holders of the Holdings E Shares are not, and will not be, able to exercise an Exchange Right in respect of any Holdings E
Shares in the manner contemplated by this Agreement.
(F)The Holdings E Shares will be subject to vesting conditions, and, upon satisfaction of the relevant vesting conditions and due delivery of a Re-Designation Notice (as defined in the Holdings Articles), the Holdings Articles require that a specified number of Holdings
E Shares will be re-designated by Holdings as Holdings B Shares (with the Holdings E
DRs similarly re-designated as Holdings B DRs). If an Internalization Shareholder fails to meet the relevant vesting conditions, then the Holdings Articles provide that the relevant number of Holdings E Shares will be re-designated as Deferred Shares, in which case the corresponding Holdings E DRs will be cancelled.
(G)On or around the Third Amendment and Restatement Date, a Continuing Investor elected to redeem certain LP Interests in exchange for an in specie distribution in the form of
Holdings B DRs and Parent B Shares which at the date of this Agreement are held on the
Continuing Investor’s behalf by the AIV (the “AIV DR Transfer”), with the underlying
Holdings B Shares remaining held directly by the Depositary.
(H)The parties to this Exchange Agreement wish to provide for the exchange of (i) Holdings
B DRs for Parent A Shares, (ii) Direct B DRs for Parent A Shares, and (iii) EPA B DRs
for Parent A Shares, in each case on the terms and subject to the conditions set forth herein.
(I)Parent shall not have any obligation to acquire any Holdings B DRs, Direct B DRs or
EPA B DRs pursuant to the terms of this Agreement unless the Continuing US Investors
Partnership, a Direct Holder or EPA Vehicle has properly exercised an Exchange Right with respect to such Holdings B DRs, Direct B DRs or EPA B DRs in accordance with the terms of and subject to the conditions of this Agreement.

(J)The Parties intend that any Exchange consummated hereunder be treated for U.S. federal income tax purposes, to the extent permitted by law, as a taxable sale of Holdings B
Shares, including for these purposes the EPA B Shares.
(K)The Parties have agreed that the Continuing US Investors Partnership may hold any of its interests in Holdings B DRs indirectly through the Cayman Sub until such Holdings B
DRs become the subject of an Investor Exchange in accordance with the provisions of this Agreement.
(L)The Parties acknowledge that, on or around the First Amendment and Restatement Date, the Continuing US Investors Partnership transferred its legal and beneficial title in 100%
of the Holdings B DRs it held immediately prior to such transfer to the Cayman Sub (the
“Cayman Sub DR Transfer”).
(M)The Parties further acknowledge that as at the date of this Agreement (i) the Cayman Sub, the Internalization Shareholders and the AIV are the sole holders (other than the Parent)
of Holdings B DRs and Direct B DRs, (ii) such Holdings B DRs and Direct B DRs represent the entire issued B share capital of the Company, and that (iii) none of the holders of any Holdings B DRs or Direct B DRs will transfer any such Holdings B DRs or Direct B DRs to any person unless, if such person is not already a party to this
Agreement, such person enters into a Deed of Adherence no later than the date of such transfer.
(N)The Parties also acknowledge that EPA Vehicle is the sole holder of the class C ordinary share of £1.00 in the capital of the Company and is the sole entity directly interested in the receipt of any EPA B DRs in accordance with the terms of this Agreement and the
Holdings Articles.
(O)In consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties have entered into this Agreement on the terms set out herein.
IT IS AGREED as follows:
1.INTERPRETATION
1.1The following definitions shall apply in this Agreement:
“Act” means the Companies Act 2006, as amended from time to time;
“Adjustment Event” has the meaning provided in clause 5.1;
“AIV DR Transfer” has the meaning provided in Recital (G);
“Business Day” means a day other than a Saturday, Sunday or public holiday in England when banks in London and New York are open for business;

“Cayman Sub DR Transfer” has the meaning provided in Recital (L);
“Cede” means Cede & Co., nominee for DTC;
“Code” means the U.S. Internal Revenue Code of 1986, as amended;
“Commission” means the U.S. Securities and Exchange Commission or any successor thereto;
“Continuing Investor” means an investor who holds an LP Interest;
“Deed of Adherence” means a deed of adherence agreeing to be bound by the terms of this Agreement in such form as may be approved by the Holdings Board from time to time;
“Deferred Shares” means deferred shares in the capital of Holdings;
“Depositary” means any depositary, custodian or nominee approved by the Parent Board or the Holdings Board (as applicable) that holds or will hold legal title to the Parent A
Shares or Holdings B Shares (as applicable) for the purposes of facilitating beneficial ownership of such Parent A Shares or Holdings B Shares  (as applicable) by the
Continuing US Investors Partnership, the Cayman Sub, the Direct Holders, EPA Vehicle,
any Continuing Investors or EPA Investors (as applicable);
“Direct B DRs” means the depositary receipts representing Holdings B Shares (i) issued or to be issued by the Depositary to the Internalization Shareholders, or (ii) held from time to time by the AIV, or (iii) held by any other person who adheres to this Agreement in the capacity as a Direct Holder, in each case, as the context requires;
“Direct Holder” means PL, RP MIP SPV or the AIV, as the context requires, or any other party who on or after the date of this Agreement acquires an interest in any
Holdings B DRs or Holdings E DRs and has entered into a Deed of Adherence no later than the date of such transfer;
“Direct Holder Exchange” means an exchange of Direct B DRs for Parent A Shares pursuant to the terms of this Agreement;
“Direct Holder Exchange Closing Date” has the meaning provided in clause 4.4;
“Direct Investor Exchange Notice” means a written notice from a Direct Holder (other than RP MIP SPV) to Parent and Holdings, substantially in the form attached hereto as
Schedule 4;
“DTC” means The Depository Trust Company;

“Encumbrance” means a mortgage, charge, pledge, lien, assignment, option, restriction, equity, right of first refusal, right of pre-emption, third party right or interest, other encumbrance or security interest of any kind, or other type of deed or arrangements having similar effect;
“EPAs” has the meaning provided to such term in the Holdings Articles.
“EPA B DRs” means the depositary receipts issued by a Depositary to EPA Vehicle in respect of the EPA B Shares;
“EPA B Interests” means the EPA B DRs (together with the corresponding interest in
EPA B Shares);
“EPA B Shares” means the Holdings B Shares issued to the Depositary who will issue
EPA B DRs to EPA Vehicle in respect of equity performance awards awarded in accordance with the terms of the Holdings Articles and the terms of the Holdings C
Share;
“EPA Distribution Notice” means a written notice from an EPA Investor to EPA
Vehicle, in a form satisfactory to EPA Vehicle and substantially in the form attached hereto as Schedule 3;
“EPA Exchange” means an exchange of EPA B Interests for Parent A Shares pursuant to the terms of this Agreement;
“EPA Exchange Closing Date” has the meaning provided in clause 3.4;
“EPA Holdings” has the meaning provided in Recital (C);
“EPA Investor” means any person who is a beneficial owner of EPA Vehicle (through certain intermediate persons) and is entitled to receive distributions or transfers of Parent
A DRs or Parent A Shares from EPA Vehicle following the completion of an EPA
Exchange;
“Exchange” means any of an EPA Exchange, a Direct Holder Exchange or an Investor
Exchange, as the case may be;
“Exchange Election Notice” means a written notice from a Continuing Investor to the
Continuing US Investors Partnership, substantially in the form attached hereto as
Schedule 1;
“Exchange Notice” means a written notice from (i) the Continuing US Investors
Partnership, (ii) a Direct Holder (other than RP MIP SPV), (iii) RP MIP SPV, or (iv)
EPA Vehicle, as applicable, to each of Holdings and Parent, substantially in the form attached hereto as Schedule 2 (in the case of (i), (iii) and (iv)) or Schedule 4 (in the case of (ii));

“Exchange Rate” means the number of Parent A Shares receivable (i) for each Holdings
B DR in an Investor Exchange pursuant to clause 2 of this Agreement, (ii) for each EPA
B DR in an EPA Exchange pursuant to clause 3 of this Agreement, or (iii) for each Direct
B DR in a Direct Holder Exchange pursuant to clause 4 of this Agreement.  The initial
Exchange Rate will be 1:1 and will be subject to further adjustments from time to time in accordance with clause 5 of this Agreement;
“Exchange Right” means the right of (i) the Continuing US Investors Partnership to implement an Investor Exchange, (ii) EPA Vehicle to implement an EPA Exchange, or
(iii) a Direct Holder to implement a Direct Holder Exchange, in each case in accordance with the terms of this Agreement;
“Governmental Entity” means any court, administrative agency, regulatory or self-
regulatory body, commission or other governmental authority, quasi-governmental organization, board, bureau, or instrumentality, domestic or foreign, and any sub-
division, department or branch of any of the foregoing, or any private body exercising any tax, regulatory or governmental or quasi-governmental authority or any securities exchange;
“Governmental Order” means any writ, judgment, injunction, order, decree, stipulation, determination or award of any nature entered by or with any Governmental Entity with competent jurisdiction;
“Holdings Articles” means the articles of association of Holdings in effect from time to time;
“Holdings B DRs” means the depositary receipts issued by a Depositary to: (i) the
Continuing US Investors Partnership in respect of the Holdings Original B Shares, certain of which depositary receipts were transferred (a) on or about the First Amendment and
Restatement Date to the Cayman Sub (pursuant to the Cayman Sub DR Transfer), and (b)
prior to the Third Amendment Date to the AIV (pursuant to the AIV DR Transfer); or (ii)
to the Internalization Shareholders, following a re-designation of Holdings E Shares into
Holdings B Shares in accordance with the Holdings Articles;
“Holdings B Interests” means the full beneficial ownership of and full entitlement to the
Holdings B DRs (i) transferred or distributed (or to be transferred or distributed) by the
Cayman Sub to the Continuing US Investors Partnership pursuant to clause 2.5(a) of this
Agreement and/or (as the context requires) (ii) distributed (or to be distributed) by the
Continuing US Investors Partnership to a Continuing Investor pursuant to an Exchange
Election Notice (in the case of each of the preceding sub-clauses (i) and (ii), together with the corresponding interest in Holdings B Shares);
“Holdings B Shares” means non-voting class B ordinary shares in the capital of
Holdings;

“Holdings Board” means the board of directors of Holdings, as constituted from time to time;
“Holdings C Share” means the non-voting class C ordinary share of US$1 in the capital of Holdings as at the date hereof;
“Holdings E DRs” means the depositary receipts issued by a Depositary to the
Internalization Shareholders in respect of the Holdings E Shares;
“Holdings E Shares” means the non-voting class E ordinary shares in the capital of
Holdings issued pursuant to the Internalization Share Issuance;
“Holdings Original B Shares” means the Holdings B Shares in issue at the date of the
IPO;
“Indirect Investor Exchange Election Notice” means a written notice from a MIP
Participant to Parent, RP MIP, RP MIP SPV and Holdings substantially in the form attached hereto as Schedule 5;
“Internalization Share Issuance” has the meaning provided in Recital (D);
“Investor Exchange” means an exchange of Holdings B Interests for Parent A Shares pursuant to the terms of this Agreement;
“Investor Exchange Closing Date” has the meaning provided in clause 2.4;
“IPO” has the meaning provided in Recital (A);
“LP Interest” means a limited partnership interest in the Continuing US Investors
Partnership;
“MIP Participant” means any person who is a member in RP MIP and is entitled to a beneficial interest in any Holdings B Shares or Holdings E Shares held by RP MIP SPV;
“Parent A DRs” means depositary receipts issued by a Depositary to, or for the benefit of, a Continuing Investor, a Direct Holder or EPA Vehicle in respect of Parent A Shares;
“Parent A Shares” means the voting ordinary class A shares of US$0.0001 each in the capital of Parent as at the date hereof;
“Parent Articles” means the articles of association of Parent in effect from time to time;
“Parent B Shares” means the voting class B shares of US$0.000001 each in the capital of Parent as at the date hereof;
“Parent Board” means the board of directors of Parent, as constituted from time to time;
“Parent Deferred Shares” means the deferred shares in the capital of Parent;

“Parent Restricted A Shares” has the meaning provided in clause 6.1;
“RP MIP” means RP MIP Holdings, LLC; and
“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.
1.2Clause and Schedule headings shall not affect the interpretation of this Agreement.
1.3References to clauses and Schedules are to clauses of and Schedules to this Agreement and references to paragraphs are to paragraphs of the relevant Schedule.
1.4The Schedules form part of this Agreement and shall have effect as if set out in full in the body of this Agreement. Any reference to this Agreement includes the Schedules.
1.5A reference to this Agreement or to any other Agreement or document referred to in this
Agreement is a reference to this Agreement or such other agreement or document as varied, superseded or novated (in each case, other than in breach of the provisions of this
Agreement or the provisions of the agreement or document in question, as appropriate)
from time to time.
1.6Unless the context otherwise requires, words in the singular shall include the plural and in the plural shall include the singular.
1.7Unless the context otherwise requires, a reference to one gender shall include a reference to the other genders.
1.8A “person” includes a natural person, corporate or unincorporated body (whether or not having a separate legal personality).
1.9A reference to a party means an original party to this Agreement, together with their permitted assigns.
1.10A reference to a company shall include any company, corporation or other body corporate, wherever and however incorporated or established.
1.11A reference to a holding company or a subsidiary means a holding company or a subsidiary (as the case may be) as defined in section 1159 of the Act and for the purposes only of the membership requirement contained in sections 1159(1)(b) and (c), a company shall be treated as a member of another company even if its shares in that other company are registered in the name of:
(a)another person (or its nominee), by way of security or in connection with the taking of security; or
(b)its nominee.
1.12A reference to “writing” or “written” includes emails.
1.13Any words following the terms “including”, “include”, “in particular” or “for example” or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms.

1.14Where the context permits, other and otherwise are illustrative and shall not limit the sense of the words preceding them.
1.15A reference to a statute or statutory provision is a reference to it as amended, extended or re-enacted from time to time, provided that, as between the parties, no such amendment, extension or re-enactment made after the date of this Agreement shall apply for the purposes of this Agreement to the extent that it would impose any new or extended obligation, liability or restriction on, or otherwise adversely affect the rights of, any party.
1.16A reference to a statute or statutory provision shall include all subordinate legislation made from time to time under that statute or statutory provision.
1.17Any obligation on a party not to do something includes an obligation not to allow that thing to be done.
1.18A reference to a time of day is, unless otherwise stated, a reference to London time.
2.INVESTOR EXCHANGE
2.1Upon the terms and subject to the conditions of this clause 2, the Continuing US
Investors Partnership, upon receipt of an Exchange Election Notice executed by, or on behalf of, a Continuing Investor in a form satisfactory to it, will, as soon as practicable thereafter and in any event within five Business Days of receipt of the Exchange Election
Notice, deliver an Exchange Notice and a copy of such Exchange Election Notice to the
Parent and Holdings specifying the number of Holdings B Interests which are to be exchanged for Parent A Shares in accordance with the provisions of this clause 2.
2.2No Investor Exchange shall be permitted (and, if attempted, shall be void ab initio) if, in the good faith determination of Holdings, such Investor Exchange would pose a material risk that Holdings would be a “publicly traded partnership” as defined in Section 7704 of the Code, provided that an Investor Exchange will not be prohibited on this basis for so long as Holdings continues to satisfy the “private placements” safe harbor pursuant to
Section 1.7704-1 of the Treasury Regulations promulgated under Section 7704 of the
Code.
2.3Each Investor Exchange pursuant to this clause 2 shall be at the Exchange Rate in effect at the applicable closing date of such Investor Exchange.
2.4If an Exchange Notice has been delivered pursuant to this clause 2, then subject to clauses 2.6 to 2.10, the closing of such Investor Exchange shall occur within three
Business Days of delivery of such Exchange Notice or such later date as may be agreed between the Continuing US Investors Partnership delivering the relevant Exchange
Notice, Holdings and the Parent (the “Investor Exchange Closing Date”).
2.5On or before the Investor Exchange Closing Date, the parties shall take the following actions in order to implement an Investor Exchange:
(a)procure that all steps are taken as necessary to arrange for the relevant number of
Holdings B Interests to be transferred or distributed by the Cayman Sub to the
Continuing US Investors Partnership;
(b)the Continuing US Investors Partnership will take the actions which the
Continuing US Investors Partnership has been authorized or instructed to take under the applicable Exchange Election Notice;

(c)in consideration for the transfer to Parent of the relevant Holdings B Interests,
Parent will issue new Parent A Shares (as determined by reference to the applicable Exchange Rate) to GTU Ops Inc., as nominee for the Depositary on behalf of the relevant Continuing Investor and instruct the Depositary to issue corresponding new Parent A DRs to, or for the benefit of, the Continuing Investor in consideration for the transfer to Parent of the relevant Holdings B Interests;
(d)subject to clauses 2.6 and 2.7 below, as and to the extent applicable, Parent or the
Continuing US Investors Partnership will instruct the Depositary to (i) cancel such
Parent A DRs, (ii) procure the transfer by its nominee of the underlying Parent A
Shares to Cede, as nominee for DTC, and (iii) instruct DTC to credit the account of the applicable DTC participant, for the benefit of the Continuing Investor, with the relevant number of Parent A Shares; and
(e)Parent will automatically re-designate into Parent Deferred Shares, in accordance with the provisions of the Parent Articles, a number of Parent B Shares registered in the name of, or held indirectly by or for, the Continuing US Investors
Partnership equivalent to the number of Parent A Shares issued.
2.6If an Exchange Election Notice has been served in respect of Parent A Shares that are
Parent Restricted A Shares, then until such time as the Parent A Shares cease to be Parent
Restricted A Shares, the relevant Parent A Shares will continue to be held in the name of the nominee for the Depositary on behalf of the relevant Continuing Investor in accordance with the provisions of clause 2.5(c) above, with the Continuing Investor holding Parent A DRs, or Parent A DRs being held on their behalf by one or more nominees.
2.7Subject to clause 2.6 above, if an Exchange Election Notice has been served by or on behalf of a Continuing Investor in circumstances where the DTC participant account details, and associated contact information, are not specified in the Exchange Election
Notice, then until such time as the relevant Continuing Investor provides such outstanding information by notice in writing to each of Holdings, Parent and the
Depositary, the relevant Parent A Shares to which the Continuing Investor is entitled will continue to be held in the name of the nominee for the Depositary on behalf of the relevant Continuing Investor in accordance with the provisions of clause 2.5(c) above, with the Continuing Investor holding Parent A DRs, or Parent A DRs being held on their behalf by one or more nominees.
2.8The obligation of any of the parties to consummate an Investor Exchange in accordance with this clause 2 shall be subject to the condition that there shall be no Governmental
Order that is then in effect that restrains or prohibits the Investor Exchange.
2.9Notwithstanding any other provision of this Agreement, the obligation of the Parent and
Holdings to consummate an Investor Exchange in accordance with this clause 2 shall be subject to the good faith determination by Parent that such Investor Exchange would not be prohibited by applicable law or regulation and would not violate any contract, commitment, agreement, instrument, arrangement, understanding, obligation or undertaking to which the Parent or Holdings is subject.
2.10If, for any reason, Parent determines in its sole and absolute discretion that the mechanics for implementing an Investor Exchange pursuant to clause 2.5 are not practicable, breach any applicable law or regulation or result in or may result in any adverse effect or require any onerous action (including for the avoidance of doubt, the preparation of any valuation report under section 593 of the Act) then each of the parties agrees to enter into, authorize and approve (including through the provision of any necessary shareholder approvals)
such alternative transaction structure as Parent may propose in order to issue the same number of Parent A Shares as would otherwise have been issued through an Investor
Exchange, including, without limitation:
(a)by delaying an Investor Exchange in order to comply with any applicable law or regulation (including, without limitation, the production by Parent of a valuation report under section 593 of the Act);
(b)by cancelling the Holdings B Shares which are the subject of the relevant Investor
Exchange, together with any associated capital reduction of Holdings; or
(c)by transferring Holdings B Shares which are the subject of the relevant Investor
Exchange rather than transferring Holdings B DRs contemplated by the Exchange
Election Notice representing such Holdings B Shares.
3.EPA EXCHANGE
3.1Upon the terms and subject to the conditions of this clause 3, EPA Vehicle will, upon issuance of any EPA B Shares, as soon as practicable thereafter and in any event within five Business Days of issuance of such EPA B Shares deliver an Exchange Notice to the
Parent and Holdings specifying the number of EPA B Interests that are to be exchanged for Parent A Shares in accordance with the provisions of this clause 3.
3.2No EPA Exchange shall be permitted (and, if attempted, shall be void ab initio) if, in the good faith determination of Holdings, such EPA Exchange would pose a material risk that Holdings would be a “publicly traded partnership” as defined in Section 7704 of the
Code, provided that an EPA Exchange will not be prohibited on this basis for so long as
Holdings continues to satisfy the “private placements” safe harbor pursuant to Section
1.7704-1 of the Treasury Regulations promulgated under Section 7704 of the Code.
3.3Each EPA Exchange pursuant to this clause 3 shall be at the Exchange Rate in effect at the applicable closing date of such EPA Exchange.
3.4If an Exchange Notice has been delivered pursuant to this clause 3, then subject to clauses 3.6 to 3.9 below, the closing of such EPA Exchange shall occur within three
Business Days of issuance of such Exchange Notice or such later date as may be agreed between EPA Vehicle, Holdings and the Parent (the “EPA Exchange Closing Date”).
3.5On or before the EPA Exchange Closing Date, the parties shall take the following actions in order to implement an EPA Exchange:
(a)EPA Vehicle will take all actions which are necessary to implement the EPA
Exchange in accordance with the terms of this Agreement;
(b)in consideration for the transfer to Parent of the relevant EPA B Interests, Parent will issue new Parent A Shares (as determined by reference to the applicable
Exchange Rate) to GTU Ops Inc., as nominee for the Depositary on behalf of
EPA Vehicle and instruct the Depositary to issue corresponding new Parent A
DRs to: (i) EPA Vehicle or its designee; or (ii) to the applicable EPA Investor or their designee where EPA Vehicle confirms that such EPA Investor has duly delivered it an EPA Distribution Notice;

(c)subject to clause 3.6 below, Parent or EPA Vehicle will instruct the Depositary to
(i) cancel such Parent A DRs, (ii) procure the transfer by its nominee of the underlying Parent A Shares to Cede, as nominee for DTC, and (iii) instruct DTC to credit the accounts of the applicable DTC participant for the benefit of either
(A) EPA Vehicle or its designee, or (B) subject to prior receipt by EPA Vehicle of an EPA Distribution Notice in respect of the relevant Parent A DRs, the relevant
EPA Investor or their designee with the relevant number of Parent A Shares.
3.6If an Exchange Notice has been served in respect of Parent A Shares that are Parent
Restricted A Shares, then until such time as the Parent A Shares cease to be Parent
Restricted A Shares, the relevant Parent A Shares will continue to be held in the name of the nominee for the Depositary on behalf of EPA Vehicle, the relevant EPA Investor or their designee (as applicable) in accordance with the provisions of clause 3.5(b) above, with EPA Vehicle, the relevant EPA Investor or their designee (as applicable) holding
Parent A DRs or Parent A DRs being held on behalf of EPA Vehicle, the relevant EPA
Investor or their designee (as applicable) by one or more nominees.
3.7The obligation of any of the parties to consummate an EPA Exchange in accordance with this clause 3 shall be subject to the condition that there shall be no Governmental Order that is then in effect that restrains or prohibits the EPA Exchange.
3.8Notwithstanding any other provision of this Agreement, the obligation of the Parent and
Holdings to consummate an EPA Exchange in accordance with this clause 3 shall be subject to the good faith determination by Parent that such EPA Exchange would not be prohibited by applicable law or regulation and would not violate any contract, commitment, agreement, instrument, arrangement, understanding, obligation or undertaking to which the Parent or Holdings is subject.
3.9If, for any reason, Parent determines in its sole discretion that the mechanics for implementing an EPA Exchange pursuant to clause 3.5 are not practicable, breach any applicable law or regulation or result in or may result in any adverse effect or require any onerous action (including for the avoidance of doubt, the preparation of any valuation report under section 593 of the Act) then each of the parties agrees to enter into, authorize and approve (including through the provision of any necessary shareholder approvals)
such alternative transaction structure as Parent may propose in order to issue the number of Parent A Shares as would otherwise have been issued through an EPA Exchange, including, without limitation:
(a)by delaying an EPA Exchange in order to comply with any applicable law or regulation (including, without limitation, the production by Parent of a valuation report under section 593 of the Act);
(b)by cancelling the EPA B Shares which are the subject of the relevant EPA
Exchange, together with any associated capital reduction of Holdings; and
(c)by transferring EPA B Shares which are the subject of the relevant EPA Exchange rather than transferring EPA B DRs representing such EPA B Shares.
4.DIRECT HOLDER EXCHANGE
4.1Upon the terms and subject to the conditions of this clause 4:
(a)a Direct Holder (other than RP MIP SPV) may, in respect of its Direct B DRs, at any time deliver a Direct Investor Exchange Notice to the Parent and Holdings; or

(b)RP MIP SPV will, upon receipt of an Indirect Investor Exchange Election Notice executed by, or on behalf of, a MIP Participant in a form satisfactory to it, as soon as practicable thereafter and in any event within five Business Days of receipt of the Indirect Investor Exchange Election Notice, deliver a corresponding Exchange
Notice and a copy of the Indirect Investor Exchange Election Notice to the Parent
and Holdings, in each case specifying the number of Direct B DRs which are to be exchanged for Parent A Shares in accordance with the provisions of this clause
4, together with the additional information set out therein.
4.2No Direct Holder Exchange shall be permitted (and, if attempted, shall be void ab initio)
if, in the good faith determination of Holdings, such Direct Holder Exchange would pose a material risk that Holdings would be a “publicly traded partnership” as defined in
Section 7704 of the Code, provided that a Direct Holder Exchange will not be prohibited on this basis for so long as Holdings continues to satisfy the “private placements” safe harbor pursuant to Section 1.7704-1 of the Treasury Regulations promulgated under
Section 7704 of the Code.
4.3Each Direct Holder Exchange pursuant to this clause 4 shall be at the Exchange Rate in effect at the applicable closing date of such Direct Holder Exchange.
4.4If an Exchange Notice has been delivered pursuant to this clause 4, then subject to clauses 4.6 to 4.8 below, the closing of such Direct Holder Exchange shall occur within three Business Days of issuance of such Exchange Notice or such later date as may be agreed between a Direct Holder, Holdings and the Parent (the “Direct Holder Exchange
Closing Date”).
4.5On or before the Direct Holder Exchange Closing Date, the parties shall take the following actions in order to implement a Direct Holder Exchange:
(a)the relevant Direct Holder shall take all actions which are necessary to implement the Direct Holder Exchange in accordance with the terms of this Agreement;
(b)in consideration for the transfer to Parent of the relevant Direct B DRs, Parent will issue new Parent A Shares (as determined by reference to the applicable
Exchange Rate) to GTU Ops Inc., as nominee for the Depositary on behalf of the relevant Direct Holder (other than RP MIP SPV) or MIP Participant (as applicable) and instruct the Depositary to issue corresponding new Parent A DRs to, or for the benefit of, such Direct Holder or MIP Participant (as applicable) in consideration for the transfer to Parent of the relevant Direct B DRs, provided that
RP MIP SPV will, following receipt of an Indirect Investor Exchange Election
Notice, subsequently procure, as and to the extent required to do so, the distribution or transfer of such Parent A DRs to the relevant MIP Participant or its designee;
(c)subject to clause 4.6 below, Parent or the Direct Holder will instruct the
Depositary to (i) cancel such Parent A DRs, (ii) procure the transfer by its nominee of the underlying Parent A Shares to Cede, as nominee for DTC, and (iii)
instruct DTC to credit the accounts of the applicable DTC participant for the benefit of the relevant Direct Holder (other than RP MIP SPV) or MIP
Participant, as applicable, with the relevant number of Parent A Shares; and
(d)Parent will automatically re-designate into Parent Deferred Shares, in accordance with the provisions of the Parent Articles, a number of Parent B Shares registered in the name of, or indirectly held by or for, the relevant Direct Holder equivalent to the number of Parent A Shares issued.
4.6If a Direct Investor Exchange Notice or an Indirect Investor Exchange Election Notice
has been served in respect of Parent A Shares that are Parent Restricted A Shares then until such time as the Parent A Shares cease to be Parent Restricted A Shares, the relevant
Parent A Shares will continue to be held in the name of the nominee for the Depositary on behalf of the relevant Direct Holder (other than RP MIP SPV) or MIP Participant, as applicable, in accordance with the provisions of clause 4.5(b) above, with the Direct
Holder (other than RP MIP SPV) or MIP Participant, as applicable, holding Parent A
DRs, or Parent A DRs being held on their behalf by one or more nominees.
4.7The obligation of any of the parties to consummate a Direct Holder Exchange in accordance with this clause 4 shall be subject to the condition that there shall be no
Governmental Order that is then in effect that restrains or prohibits the Direct Holder
Exchange.
4.8Notwithstanding any other provision of this Agreement, the obligation of the Parent and
Holdings to consummate a Direct Holder Exchange in accordance with this clause 4 shall be subject to the good faith determination by Parent that such Direct Holder Exchange would not be prohibited by applicable law or regulation and would not violate any contract, commitment, agreement, instrument, arrangement, understanding, obligation or undertaking to which the Parent or Holdings is subject.
4.9If, for any reason, Parent determines in its sole and absolute discretion that the mechanics for implementing a Direct Holder Exchange pursuant to clause 4.5 are not practicable, breach any applicable law or regulation or result in or may result in any adverse effect or require any onerous action (including for the avoidance of doubt, the preparation of any valuation report under section 593 of the Act) then each of the parties agrees to enter into, authorize and approve (including through the provision of any necessary shareholder approvals) such alternative transaction structure as Parent may propose in order to issue the same number of Parent A Shares as would otherwise have been issued through a
Direct Holder Exchange, including, without limitation:
(a)by delaying a Direct Holder Exchange in order to comply with any applicable law or regulation (including, without limitation, the production by Parent of a valuation report under section 593 of the Act);
(b)by cancelling the Holdings B Shares which are the subject of the relevant Direct
Holder Exchange, together with any associated capital reduction of Holdings; or
(c)by transferring Holdings B Shares which are the subject of the relevant Direct
Holder Exchange rather than transferring Direct B DRs representing such
Holdings B Shares.
5.ADJUSTMENTS TO EXCHANGE RATE
5.1The Exchange Rate as of the date of this Agreement shall be 1:1. The Exchange Rate shall be adjusted accordingly if there is (i) any subdivision of the Holdings B Shares into a greater number of Holdings B Shares or consolidation of the Holdings B Shares into a smaller number of Holdings B Shares (in each case howsoever effected, including by way of share split, reverse share split, share distribution, reclassification, reorganization, recapitalization or otherwise) or any similar event, in each case that is not accompanied by an identical adjustment of the Parent A Shares, or (ii) any sub-division of the Parent A

Shares into a greater number of Parent A Shares or consolidation of the Parent A Shares into a smaller number of Parent A Shares (in each case howsoever effected, including by way of share split, reverse share split, share distribution, reclassification, reorganization, recapitalization or otherwise) or any similar event, in each case that is not accompanied by an identical adjustment of the Holdings B Shares, in either case, an “Adjustment
Event”.
For example, and purely for illustrative purposes, if an Adjustment Event occurs pursuant to which each Holdings B Share is sub-divided from one share of US$0.01 each into ten shares of US$0.001 each, then the Exchange Rate should be adjusted so that, immediately following such Adjustment Event, the Exchange Rate would be 10:1, i.e. ten Holdings B
Shares would be exchanged for one Parent A Share.
5.2If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Parent A Shares are converted or changed into another security, securities or other property, then upon any subsequent Exchange, Parent shall procure that the
Continuing US Investors Partnership, Direct Holder or EPA Vehicle (as the case may be)
shall receive an amount of such security, securities or other property that such person would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalisation or other similar transaction, taking into account any adjustment as a result of any subdivision into a greater number of securities or other property or consolidation into a smaller number of securities or other property (in each case howsoever effected, including by way of share split, reverse share split, share distribution, reclassification, reorganization, recapitalization or otherwise) or any similar event that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction.
5.3For the avoidance of doubt if there is any reclassification, reorganization, recapitalization or other similar transaction in which the Parent A Shares are converted or changed into another security, securities or other property, Parent shall procure that this clause 5 shall continue to be applicable, mutatis mutandis, with respect to such security or other property.
6.TRANSFER RESTRICTIONS
6.1The Continuing US Investors Partnership understands and agrees, each Direct Holder understands and agrees, and EPA Vehicle understands and agrees, that:
(a)the Parent A Shares to be issued following completion of an Exchange (any such
Parent A Shares, being referred to herein as “Parent Restricted A Shares”) may not be transferred except in compliance with the Securities Act, any other applicable securities or “blue sky” laws, and the terms and conditions of this
Agreement;
(b)unless exchanged pursuant to an effective registration statement or Rule 144 under the Securities Act, the Parent Restricted A Shares are restricted securities under the Securities Act and the rules and regulations promulgated thereunder;
and
(c)it shall not transfer (or solicit any offers in respect of any transfer of any Parent
Restricted A Shares), except in compliance with the Securities Act, any other applicable securities or “blue sky” laws, and the terms and conditions of this
Agreement.

6.2Any attempt to transfer any Parent Restricted A Shares otherwise than in compliance with this Agreement shall be void ab initio, and Parent shall not, and shall cause any transfer agent not to, give any effect in Parent’s share register to such an attempted transfer.
6.3As noted in Recital (M), as at the date of this Agreement the Cayman Sub, the
Internalization Shareholders and the AIV hereby confirms that they are (i) the sole holders (other than the Parent) of Holdings B DRs and Direct B DRs, and that (ii) such
Holdings B DRs and Direct B DRs represent the entire issued B share capital of the
Company. The Cayman Sub, the Internalization Shareholders and the AIV hereby agree that they will not transfer any such Holdings B DRs or Direct B DRs to any person unless, if such person is not already a party to this Agreement, such person enters into a
Deed of Adherence no later than the proposed date of completion of such transfer.
7.RESTRICTIONS ON EXCHANGES
7.1If Parent is dissolved, liquidated or wound up for any reason, any Exchange Right shall expire upon final distribution of the assets of the Parent pursuant to the operation of such dissolution, liquidation or winding-up process.
7.2Save for the transfer restrictions set out in clause 6, the provisions of clause 7.1 above and any other applicable provisions of this Agreement, the Exchange Right granted pursuant to the terms of this Agreement shall not have any restrictions on exercise.
8.SHARE CAPITAL
8.1Parent shall ensure to the fullest extent possible in accordance with applicable law that at all times it is able to issue in compliance with its constitution and applicable law the maximum number of Parent A Shares required by applicable law for the purposes of issuing Parent A Shares upon the exchange of (i) Holdings B DRs and Holdings B
Shares, (ii) Direct B DRs and Holdings B Shares, or (iii) EPA B DRs and EPA B Shares,
in each case, for Parent A Shares in accordance with the terms of this Agreement.
8.2If any Parent A Shares require registration with or approval of any Governmental Entity under any federal, state or national law before such Parent A Shares may be issued following an Exchange, Parent shall use reasonable efforts to cause such Parent A Shares to be duly registered or approved, as the case may be.
8.3Parent shall list and register (where required) and use its reasonable efforts to maintain the listing and registration (if applicable) of the Parent A Shares required to be delivered upon completion of any Exchange prior to such delivery in accordance with the requirements of the securities exchange upon which the Parent A Shares are listed at the time of such Exchange (it being understood that any such Parent A Shares may be subject to transfer restrictions under applicable securities laws).
8.4Subject to compliance by the Continuing US Investors Partnership, the Direct Holders
and EPA Vehicle with the relevant terms of this Agreement applicable to each of them,
Parent hereby covenants to the Continuing US Investors Partnership, the Direct Holders
and EPA Vehicle that all Parent A Shares issued upon an Exchange will, upon issuance, be validly issued and fully paid.
8.5This Agreement shall apply to (i) the Holdings B DRs and Holdings B Shares held directly or indirectly (including via the Cayman Sub) by the Continuing US Investors
Partnership as of the date hereof, (ii) any Holdings B DRs or Holdings B Shares acquired directly or indirectly (including via the Cayman Sub) by the Continuing US Investors

Partnership after the date hereof, (iii) the Direct B DRs and Holdings B Shares held directly or indirectly by the Direct Holders as of the date hereof, (iv) any Direct B DRs or
Holdings B Shares acquired directly or indirectly by the Direct Holders after the date hereof, and (v) any EPA B DRs or EPA B Shares acquired by EPA Vehicle after the date hereof. This Agreement shall apply to, mutatis mutandis, and all references to Holdings B
DRs, Holdings B Shares, Direct B DRs, EPA B DRs or EPA B Shares shall be deemed to include, any security, securities or other property of Parent or Holdings that may be issued in respect of, in exchange for or in substitution of Holdings B DRs, Holdings B
Shares, Direct B DRs, EPA B DRs or EPA B Shares, as the case may be, by reason of any distribution, dividend, subdivision or consolidation (howsoever effected, including by way of share split, reverse share split, share distribution, reclassification, reorganization, recapitalization, merger, exchange (other than an Exchange) or other transaction).
8.6Save to the extent expressly contemplated by this Agreement (and to the extent within their power), Parent and Holdings shall use all reasonable efforts to remove any impediment that in the good faith judgment of Parent and Holdings would cause any
Exchange to be prohibited by applicable law or regulation or that would case an
Exchange to violate any contract, commitment, agreement, instrument, arrangement, understanding, obligation or undertaking to which the Parent or Holdings is subject.
9.ASSIGNMENT AND OTHER DEALINGS
Save where expressly contemplated by this Agreement, no party shall assign, transfer, mortgage, charge, subcontract, declare a trust over or deal in any other manner with any or all of his rights and obligations under this Agreement (or any other document referred to in it) without the prior written consent of each of the other parties to this Agreement.
10.ENTIRE AGREEMENT; EFFECTIVE DATE
10.1This Agreement, together with the Parent Articles, the Holdings Articles and any
Exchange Notice served in accordance with the terms of this Agreement, constitutes the entire agreement between the parties and supersedes and extinguishes all previous discussions, correspondence, negotiations, drafts, agreements, promises, assurances, warranties, representations, arrangements and understandings between them, whether written or oral, relating to its subject matter.
10.2Each party acknowledges that in entering into this Agreement, it does not rely on, and shall have no remedies in respect of, any statement, representation, assurance or warranty
(whether made innocently or negligently) that is not set out in this Agreement or any
Exchange Notice served in accordance with the terms of this Agreement.
10.3Nothing in this clause 10 shall limit or exclude any liability for fraud.
11.VARIATION AND WAIVER
11.1No variation of this Agreement shall be effective unless it is in writing and signed by or on behalf of each of the parties to this Agreement.
11.2A waiver of any right or remedy under this Agreement or by law is only effective if it is given in writing and is signed by the party waiving such right or remedy. Any such waiver shall apply only to the circumstances for which it is given and shall not be deemed a waiver of any subsequent breach or default.

11.3A failure or delay by any party to exercise any right or remedy provided under this
Agreement or by law, whether by conduct or otherwise, shall not constitute a waiver of that or any other right or remedy, nor shall it prevent or restrict any further exercise of that or any other right or remedy.
11.4No single or partial exercise of any right or remedy provided under this Agreement or by law shall prevent or restrict the further exercise of that or any other right or remedy.
11.5A person that waives a right or remedy provided under this Agreement or by law in relation to one person, or takes or fails to take any action against that person, does not affect its rights or remedies in relation to any other person.
12.COSTS AND EXPENSES
12.1Except as expressly provided in this Agreement, each party shall pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement (and any documents referred to in it), provided that to the fullest extent permitted by applicable law Parent shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of any Exchange.
12.2Parent shall promptly co-operate in all filings required to be made under the Hart-Scott
Rodino Antitrust Improvement Act of 1976, as amended in connection with any
Exchange (but Parent shall not be obliged to bear and shall be reimbursed by the
Continuing US Investors Partnership, the Direct Holders or EPA Vehicle (as the case may be) for the expenses of any such filing or of any information request from any
Governmental Entity relating thereto).
13.NOTICES
13.1A notice given to a party under or in connection with this Agreement shall be in writing and shall be delivered by hand or sent by pre-paid first-class post, recorded delivery or special delivery in each case to that party’s address, or sent by email to that party’s email address, in each case as specified in clause 13.2 (or to such other address or email address as that party may notify to the other party in accordance with this Agreement).
13.2The addresses and email addresses for service of notices are:
(a)In the case of Parent:
(i)address:
Royalty Pharma plc
110 East 59th Street, Suite 3300
New York, New York 10022;
(ii)email address: transfers@royaltypharma.com; and
(iii)attention: Legal Department.

(b)In the case of Holdings:
(i)address:
Royalty Pharma Holdings Ltd.
c/o Royalty Pharma plc
110 East 59th Street, Suite 3300
New York, New York 10022;
(ii)email address: transfers@royaltypharma.com; and
(iii)attention: Legal Department.
(c)In the case of the Continuing US Investors Partnership:
(i)address:
RPI US Partners 2019, LP
c/o Royalty Pharma plc
110 East 59th Street, Suite 3300
New York, New York 10022;
(ii)email address: transfers@royaltypharma.com; and
(iii)attention: Legal Department.
(d)In the case of the Cayman Sub:
(i)address:
RPI US Feeder 2019, LP
c/o Royalty Pharma plc
110 East 59th Street, Suite 3300
New York, New York 10022;
(ii)email address: transfers@royaltypharma.com; and
(iii)attention: Legal Department.
(e)In the case of EPA Vehicle:
(i)address:
RPI EPA Vehicle, LLC
c/o Royalty Pharma plc
110 East 59th Street, Suite 3300
New York, New York 10022;
(ii)email address: transfers@royaltypharma.com; and
(iii)attention: Legal Department.

(f)In the case of PL RPH:
(i)address:
PL RPH Holdings, LLC
c/o Royalty Pharma plc
110 East 59th Street, Suite 3300
New York, New York 10022;
(ii)email address: transfers@royaltypharma.com; and
(iii)attention: PL RPH HOLDINGS, LLC.
(g)In the case of RP MIP SPV:
(i)address:
RP MIP (Cayman), LP
c/o Royalty Pharma plc
110 East 59th Street, Suite 3300
New York, New York 10022;
(ii)email address: transfers@royaltypharma.com; and
(iii)attention: RP MIP (CAYMAN), LP.
(h)In the case of the AIV:
(i)address:
PL RPH AIV, LLC
c/o Royalty Pharma plc
110 East 59th Street, Suite 3300
New York, New York 10022;
(ii)email address: transfers@royaltypharma.com; and
(iii)attention: PL RPH AIV, LLC.
13.3A party may change its details for service of notices as specified in clause 13.2 by giving notice to the other parties. Any change notified pursuant to this clause 13 shall take effect at 9.00 am on the later of the date (if any) specified in the notice as the effective date for the change or five Business Days after deemed receipt of the notice.
13.4Delivery of a notice is deemed to have taken place (provided that all other requirements in this clause 13 have been satisfied) if delivered by hand, at the time the notice is left at the address, or if sent by email, at the time of transmission, provided that the subject line of the email identifies that it is a notice being given under this Agreement, or if sent by pre-paid first class post, recorded delivery or special delivery on the second Business Day after posting unless, in each case, such deemed receipt would occur outside business hours (meaning 9.00 am to 5.30 pm Monday to Friday on a day that is not a public holiday in the place of deemed receipt), in which case deemed receipt will occur at 9.00 am on the day when business next starts in the place of deemed receipt (and, for the purposes of this clause 13, all references to time are to local time in the place of deemed receipt).
13.5In providing service in accordance with clause 13.4 above, it shall be sufficient to prove
(i) that personal delivery was made, (ii) that the envelope containing such notice was properly addressed and delivered into the custody of the postal authority as a prepaid first class recorded delivery or airmail letter (as appropriate), (iii) that the envelope containing such notice was properly addressed and delivered into the custody of the courier service provider, or (iv) that the email was sent to the correct email address of the recipient.
13.6This clause 13 does not apply to the service of any proceedings or other documents in any legal action.
14.SEVERANCE
If any provision of this Agreement is held by any court of competent jurisdiction to be invalid, illegal or unenforceable, it shall be deemed modified to the minimum extent necessary to make it valid, legal and enforceable. If such modification is not possible, the relevant provision or part-provision shall be deemed deleted. Any modification to or deletion of a provision or part-provision under this clause 14 shall not affect the validity and enforceability of the rest of this Agreement.
15.THIRD PARTY RIGHTS
15.1A person who is not a party to this Agreement shall not have any rights under the
Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.
15.2The rights of the parties to terminate, rescind or agree any variation, waiver or settlement under this Agreement are not subject to the consent of any other person.
16.FURTHER ASSURANCES
Each party to this Agreement shall execute, deliver, acknowledge and file such other documents as may be reasonably requested from time to time by any other party hereto to give effect to and carry out the transactions contemplated in this Agreement.
17.COUNTERPARTS
This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all the counterparts shall together constitute the one agreement.
18.GOVERNING LAW AND JURISDICTION
18.1This Agreement and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the law of England and Wales.
18.2Each party irrevocably agrees that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this
Agreement or its subject matter or formation (including non-contractual disputes or claims).

19.TAX TREATMENT
The parties to this Agreement intend that this Agreement shall be treated as part of the partnership agreement of Holdings pursuant to Section 761(c) of the Code and Sections
1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder.
Except as otherwise required by applicable law: (a) the parties shall report each Exchange consummated hereunder as a taxable sale of Holdings B Shares by a Continuing Investor, a Direct Holder (other than RP MIP SPV), a MIP Participant or an EPA Investor (as applicable) to Parent; and (b) no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority (unless a final
“determination” within the meaning of Section 1313(a)(1) of the Code requires a different tax treatment).
IN WITNESS WHEREOF this Agreement has been executed and delivered as a Deed on the date first stated above.
[Signature pages deliberately not restated]
1 To be included if the underlying Continuing Investor can exchange their Holdings B DRs for Parent A Shares on an unrestricted basis and hold directly through DTC.

SCHEDULE 1
EXCHANGE ELECTION NOTICE
☐ The undersigned hereby irrevocably elects to exchange the number of its limited partnership interests (“LP Interests”) indicated below in RPI US Partners 2019, LP for Holdings
B Interests and, subject to the terms of that certain Exchange Agreement dated 16 June 2020, as further amended by amendment and restatement agreements dated 29 December 2023, 31
December 2024, 16 May 2025 and 11 August 2026 (the “Exchange Agreement”), to
immediately exchange such Holdings B Interests for Class A ordinary shares (the “Parent A
Shares”) of Royalty Pharma plc (“Parent”).  Capitalized terms used but not defined herein shall have the meanings provided in the Exchange Agreement.
Number of RPI US Partners 2019, LP
LP Interests to be exchanged
[The DTC Participant Account into which the undersigned’s interests in Parent A Shares are to be received following completion of the Investor Exchange contemplated by this Exchange
Election Notice (together with the undersigned’s contact information) is as follows:
DTC Participant Account Number_______________________
Contact Information_______________________
_______________________
_______________________]1
By executing this Exchange Election Notice, the undersigned (i) confirms that the undersigned has received a copy of and has reviewed the terms and conditions of the Exchange
Agreement and irrevocably elects to exchange the number of its LP Interests indicated above for commensurate Holdings B Interests as satisfaction in full of all obligations of the  Continuing US
Investors Partnership in respect of such LP Interests; and (ii) irrevocably elects to exchange all
Holdings B Interests received in respect of such LP Interests for Parent A Shares pursuant to the terms and conditions of the Exchange Agreement. Any Parent A Shares to be issued in accordance with the terms of this Exchange Election Notice will be issued to GTU Ops Inc., as nominee for the Depositary on behalf of the relevant Continuing Investor.
The undersigned hereby represents and warrants and agrees that (i) the undersigned has full legal capacity to execute and deliver this Exchange Election Notice and to perform the undersigned’s obligations hereunder; (ii) this Exchange Election Notice constitutes a legal, valid and binding obligation of the undersigned; (iii) this Exchange Election Notice has been duly executed and delivered by the undersigned; (iv) the undersigned has valid title to the LP Interests free and clear of any Encumbrance; (v) the LP Interests will be transferred to the Continuing US

Investors Partnership free and clear of any Encumbrance, other than transfer restrictions imposed by or under applicable securities laws or the Exchange Agreement; (vi) the Holdings B Interests
will be transferred to the Parent free and clear of any Encumbrance, other than transfer restrictions imposed by or under applicable securities laws or the Exchange Agreement; and (vii)
no consent, approval, authorization, order, registration or qualification of any third party or
Governmental Entity having jurisdiction over the undersigned or the LP Interests or the Holdings
B Interests is required to be obtained by the undersigned for the redemption of the LP Interests or transfer of such Holdings B Interests to the Parent.
Notwithstanding any other provision herein, by providing this Exchange Election Notice, the undersigned (a) makes all of the representations and gives all of the warranties set out herein to each of the Parent and the Continuing US Investors Partnership, (b) makes all of the representations and gives all of the warranties which it has previously provided to the Continuing
US Investors Partnership in connection with its subscription for the LP Interests to the Parent in connection with the Investor Exchange, which are deemed repeated to the Parent hereby, (c)
confirms that such representations and warranties remain correct, (d) permits any documentation and supporting information containing such representations and warranties or referred to in, or supplied in connection with, the same to be provided to the Parent, (e) agrees to notify the Parent as soon as reasonably practicable following becoming aware that any such representations and warranties are, or may be, incorrect, and (f) authorizes the Continuing US Investors Partnership or Parent to take all such actions, do all such things and, on behalf of the Continuing Investor, approve, execute or sign and deliver all documents, consents, forms of agreements, as are contemplated pursuant to the terms of this Exchange Election Notice and the Exchange
Agreement or, in the absolute discretion of the Continuing US Investors Partnership, are reasonably necessary or desirable in order to implement the Investor Exchange, including, among other matters: (i) providing instructions to the Depositary and/or DTC (via the Depositary
or otherwise) on behalf of the relevant Continuing Investor, (ii) if applicable, directing the
Depositary to register the Continuing Investor as holder of the Holdings B DRs prior to completion of the Investor Exchange, (iii) directing the Depositary to register Parent as holder of the Holdings B DRs following completion of the Investor Exchange, and (iv) providing or obtaining any shareholder approvals required or desirable to implement the Investor Exchange, including through any alternative procedure contemplated by clause 2.10 of the Exchange
Agreement.
On or prior to the Investor Exchange Closing Date (to the extent necessary to implement the Investor Exchange on the Investor Exchange Closing Date): (a) the Continuing US Investors
Partnership is authorized to redeem such LP Interests in the Continuing US Investors Partnership as is set out above and (b) subject to clause 2.10 of the Exchange Agreement, in consideration for the redemption contemplated in the preceding clause (a), the Continuing US Investors
Partnership will be authorized by the undersigned to distribute and, if applicable, subsequently, to instruct, or to procure that the Cayman Sub instructs, the Depositary to transfer the number of
Holdings B DRs corresponding to the number of LP Interests specified herein, in accordance with the instructions set out herein, on behalf of the undersigned to Parent and the undersigned so instructs the  Cayman Sub to so instruct the Depositary.

If the Investor Exchange is implemented in accordance with the terms of Section 12.4.3 of the limited partnership agreement of the Continuing US Investors Partnership, the undersigned authorizes the Continuing US Investors Partnership to take all such actions, do all such things and, on behalf of the Continuing Investor, approve, execute or sign and deliver all documents, consents, forms of agreements, as are, in the absolute discretion of the Continuing US Investors
Partnership, reasonably necessary or desirable in relation to the treatment of 8% of the
Continuing Investor’s LP Interests held as at the date of this Agreement (the “Restricted LP
Interests”) taking account of the arrangements contemplated by the limited partnership agreement of the Continuing US Investors Partnership or otherwise, including, without limitation, the treatment of the Restricted LP Interests in accordance with the special limited partnership interest issued to the general partner of the Continuing US Investors Partnership pursuant to the terms of Annex C of the limited partnership agreement of the Continuing US
Investors Partnership.
The undersigned hereby acknowledges and agrees that:
(a)the Parent Restricted A Shares to be issued following completion of an Exchange may not be transferred except in compliance with the Securities Act, any other applicable securities or “blue sky” laws, and the terms and conditions of the Exchange
Agreement;
(b)unless exchanged pursuant to an effective registration statement or Rule 144 under the Securities Act, the Parent Restricted A Shares are restricted securities under the
Securities Act and the rules and regulations promulgated thereunder; and
(c)it shall not transfer (or solicit any offers in respect of any transfer of any Parent
Restricted A Shares) except in compliance with the Securities Act, any other applicable securities or “blue sky” laws, and the terms and conditions of the
Exchange Agreement.
The parties hereto intend that this Exchange Election Notice shall be treated as part of the partnership agreement of Holdings pursuant to Section 761(c) of the Code and Sections
1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. Except as otherwise required by applicable law: (a) the parties shall treat and report each Exchange consummated hereunder as a distribution of the beneficial interests in the applicable Holdings B
Shares to the undersigned Continuing Investor followed by a taxable sale of Holdings B Shares by a Continuing Investor to Parent; and (b) no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority (unless a final
“determination” within the meaning of Section 1313(a)(1) of the Code requires a different tax treatment).
The undersigned hereby irrevocably constitutes and appoints each officer of RPI EPA
Holdings, LP as the attorney-in-fact and agent of the undersigned, with full power of substitution, as its true and lawful attorneys-in-fact and agents to do any and all things and to take any and all actions that may be necessary or desirable, in the absolute discretion of RPI EPA

Holdings, LP, to implement the Investor Exchange which is the subject of this Exchange
Election Notice or anything otherwise contemplated by this Exchange Election Notice.
The undersigned hereby agrees that each of the Parent and the Continuing US Investors
Partnership shall have the right to enforce against the undersigned any of the representations made or warranties given by the undersigned in favour of the Parent and the Continuing US
Investors Partnership pursuant to the terms of this Exchange Election Notice.
This Exchange Election Notice should be executed and mailed, delivered or e-mailed to
RPI EPA Holdings, LP, at the following address or email address:
By Regular, Registered or Certified Mail; Hand or Overnight Delivery:
RPI US Partners 2019, LP
c/o RPI EPA Holdings, LP
110 East 59th Street, Suite 3300
New York, NY 10022
(212) 883-2288

By E-mail Transmission: transfers@royaltypharma.com Subject Line: Exchange Election
Notwithstanding the place where this Exchange Election Notice has been executed by the undersigned, it is expressly agreed that all of the terms and provisions hereof shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be entirely performed in such state.
To the fullest extent permitted by law, in the event of any proceedings arising out of the terms and conditions of this Exchange Election Notice, the parties hereto irrevocably (i) consent and submit to the exclusive jurisdiction of the Supreme Court, State of New York, New York
County and of the U.S. District Court for the Southern District of New York, (ii) waive any defense based on doctrines of venue or forum non conveniens, or similar rules and doctrines, and
(iii) agree that all claims in respect of such a proceeding must be heard and determined exclusively in the Supreme Court, State of New York, New York County or the U.S. District
Court for the Southern District of New York. Process in any such proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

IN WITNESS WHEREOF, the undersigned has executed this Exchange Election Notice this ___ day of __________________. 20[•].
LIMITED PARTNER:
___________________________________
(write name of Limited Partner)
By:  _______________________________
Name:
Title:
Acknowledgement by Continuing US Investors Partnership
RPI US Partners 2019, LP acknowledges receipt of this Exchange Election Notice and further acknowledges that, immediately following the redemption of the LP Interests in accordance with the terms of this Exchange Election Notice, the full beneficial ownership of and the full entitlement to the Holdings B DRs the subject of this Exchange Election Notice will pass to the relevant Continuing Investor, and accordingly RPI US Partners 2019, LP will no longer (whether directly or through the Cayman Sub) hold such Holdings B DRs as its property but on behalf of, and to the order of, the relevant Continuing Investor.
Signed for and on behalf of RPI US Partners 2019, LP
________________________
By: RPI EPA Holdings, LP
in its capacity as general partner of
RPI US Partners 2019, LP
By: RPI EPA Holdings Holdco 2019, LLC, its general partner

SCHEDULE 2
EXCHANGE NOTICE
[On letterhead of Continuing US Investors Partnership, RP MIP SPV or EPA Vehicle]
Royalty Pharma plc
The Pavilions,
Bridgwater Road,
Bristol,
England,
BS13 8AE
Royalty Pharma Holdings Ltd
The Pavilions,
Bridgwater Road,
Bristol,
England,
BS13 8AE
[DATE]
Exchange Notice
We refer to the Exchange Agreement between Royalty Pharma plc, Royalty Pharma Holdings
Ltd, RPI US Partners 2019, LP, RPI US Feeder 2019, LP, RPI EPA Vehicle, LLC, PL RPH
Holdings, LLC, RP MIP (Cayman), LP and PL RPH AIV, LLC, entered into on 16 June 2020 and as further amended by amendment and restatement agreements dated 29 December 2023, 31
December 2024, 16 May 2025 and 11 August 2026 (the “Exchange Agreement”).
The undersigned is a party to the Exchange Agreement. Terms defined in the Exchange
Agreement shall have the same meaning when used in this notice.
[This notice constitutes an Exchange Notice for the purposes of clause 2.1 of the Exchange
Agreement and we hereby confirm that we have received a validly completed and executed
Exchange Election Notice from a Continuing Investor specifying that such Continuing Investor wishes to exchange the number of LP Interests specified in the attached Exchange Election
Notice for Parent A Shares in accordance with the terms of the Exchange Agreement and we hereby confirm, on behalf of ourselves and on behalf of the Cayman Sub that is the holder of such Holdings B DRs, that [●] Holdings B DRs should be exchanged for Parent A Shares in accordance with the terms of the Exchange Agreement.
This notice constitutes the form of written notice required for the purposes of article 12(a) of the
Parent’s articles of association to implement the transactions contemplated therein, including the re-designation of Parent B Shares into Parent Deferred Shares, and for all such purposes shall be treated on the basis that it has been signed by the holder of such underlying Parent B Shares.
2 Delete in the context of an EPA Exchange or a Direct Holder Exchange by RP MIP SPV.
3 Delete in the context of an Investor Exchange or a Direct Holder Exchange by RP MIP SPV.
4 Delete in the context of an Investor Exchange or an EPA Exchange.

Simultaneously with the issuance of the relevant Parent A Shares in accordance with the terms of clause 2 of the Exchange Agreement, an equivalent number of Parent B Shares registered in the name of, or held indirectly by or for, the undersigned should be re-designated into Parent
Deferred Shares.]2
[This notice constitutes an Exchange Notice for the purposes of clause 3.1 of the Exchange
Agreement and we hereby confirm that we have been issued with [●] EPA B DRs by the
Depositary which are to be exchanged for Parent A Shares in accordance with the terms of the
Exchange Agreement.]3
[This notice constitutes an Exchange Notice for the purposes of clause 4.1 of the Exchange
Agreement and we hereby confirm that we have received a validly completed and executed
Indirect Investor Exchange Election Notice from a MIP Participant specifying that such MIP
Participant wishes to exchange the number of Direct B DRs specified in the attached Indirect
Investor Exchange Election Notice for Parent A Shares in accordance with the terms of the
Exchange Agreement and we hereby confirm, as the holder of such Holdings B DRs, that [●]
Holdings B DRs should be exchanged for Parent A Shares in accordance with the terms of the
Exchange Agreement.
This notice constitutes the form of written notice required for the purposes of article 12(a) of the
Parent’s articles of association to implement the transactions contemplated therein, including the re-designation of Parent B Shares into Parent Deferred Shares, and for all such purposes shall be treated on the basis that it has been signed by the holder of such underlying Parent B Shares.
Simultaneously with the issuance of the relevant Parent A Shares in accordance with the terms of clause 4 of the Exchange Agreement, an equivalent number of Parent B Shares registered in the name of, or held indirectly by or for, the undersigned should be re-designated into Parent
Deferred Shares.]4
Yours sincerely
______________________
[RPI US PARTNERS 2019, LP]/[EPA Vehicle]/[RP MIP SPV]

SCHEDULE 3
EPA DISTRIBUTION NOTICE
The undersigned acknowledges that Royalty Pharma Holdings Ltd (“Holdings”) has issued EPAs to RPI EPA Vehicle, LLC (“EPA Vehicle”) in accordance with the terms of the
Holdings Articles. Capitalized terms used but not defined herein shall have the meanings provided in the Exchange Agreement dated 16 June 2020, as further amended by amendment and restatement agreements dated 29 December 2023, 31 December 2024, 16 May 2025 and 11
August 2026 (the “Exchange Agreement”).
The DTC Participant Account into which the undersigned’s interests in Parent A Shares are to be received following completion of an applicable EPA Exchange (together with the undersigned’s contact information) is as follows:
DTC Participant Account Number_______________________
Contact Information_______________________
_______________________
_______________________
The undersigned further acknowledges that, pursuant to the terms of clause 3.1 of the
Exchange Agreement, following the issuance of EPA B Shares to the Depositary who issued
EPA B DRs to EPA Vehicle in satisfaction of EPAs, EPA Vehicle shall serve notice on each of
Parent and Holdings to exchange its EPA B Interests for Parent A Shares in accordance with the terms of the Exchange Agreement.
The undersigned hereby represents and warrants and agrees that (i) the undersigned has full legal capacity to execute and deliver this EPA Distribution Notice and to perform the undersigned’s obligations hereunder; (ii) this EPA Distribution Notice constitutes a legal, valid and binding obligation of the undersigned; and (iii) this EPA Distribution Notice has been duly executed and delivered by the undersigned.
By providing this EPA Distribution Notice, the undersigned (a) makes all of the representations and gives all of the warranties set out herein to each of the Parent and EPA
Vehicle, and (b) authorizes EPA Vehicle, any person directly or indirectly owning interests in
EPA Vehicle, acting at the request of EPA Vehicle, or Parent to take all such actions, do all such things and on behalf of the undersigned approve, execute or sign and deliver all documents, consents, forms or agreements as, in the absolute discretion of EPA Vehicle or Parent, are reasonably necessary or desirable in order to procure the distribution or transfer of Parent A DRs or Parent A Shares to the undersigned at any time following completion of an EPA Exchange, including, among other matters, providing instructions to the Depositary and/or DTC (via the
Depositary or otherwise) on behalf of the undersigned. Any Parent A Shares to be issued in accordance with the terms of this EPA Distribution Notice will be issued to GTU Ops Inc., as nominee for the Depositary on behalf of the undersigned.
The undersigned hereby acknowledges and agrees that:
(a)the Parent Restricted A Shares to be issued following completion of an EPA
Exchange may not be transferred except in compliance with the Securities Act, any other applicable securities or “blue sky” laws, and the terms and conditions of the
Exchange Agreement;
(b)unless exchanged pursuant to an effective registration statement or Rule 144 under the Securities Act, the Parent Restricted A Shares are restricted securities under the
Securities Act and the rules and regulations promulgated thereunder; and
(c)it shall not transfer (or solicit any offers in respect of any transfer of any Parent
Restricted A Shares) except in compliance with the Securities Act, any other applicable securities or “blue sky” laws, and the terms and conditions of the
Exchange Agreement.
The parties hereto intend that this EPA Distribution Notice shall be treated as part of the partnership agreement of Holdings pursuant to Section 761(c) of the Code and Sections
1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. Except as otherwise required by applicable law: (a) the parties shall treat and report each Exchange consummated hereunder as a distribution of the beneficial interests in the applicable Holdings B
Shares to the undersigned EPA Investor followed by a taxable sale of Holdings B Shares by the undersigned EPA Investor to Parent; and (b) no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority (unless a final
“determination” within the meaning of Section 1313(a)(1) of the Code requires a different tax treatment).
The undersigned hereby irrevocably constitutes and appoints each officer of EPA Vehicle as the attorney-in-fact and agent of the undersigned, with full power of substitution, as its true and lawful attorneys-in-fact and agents to do any and all things and to take any and all actions that may be necessary to procure the distribution or transfer of Parent A DRs or Parent A Shares to the undersigned at any time following completion of an EPA Exchange.
The undersigned hereby agrees that each of the Parent and EPA Vehicle shall have the right to enforce against the undersigned any of the representations made or warranties given by the undersigned in favour of the Parent and EPA Vehicle pursuant to the terms of this EPA
Distribution Notice.

This EPA Distribution Notice should be executed and mailed, delivered or e-mailed to
EPA Vehicle, at the following address or email address:
By Regular, Registered or Certified Mail; Hand or Overnight Delivery:
RPI EPA Vehicle, LLC
110 East 59th Street, Suite 3300
New York, NY 10022
(212) 883-2288

By E-mail Transmission: transfers@royaltypharma.com Subject Line: Exchange Election
Notwithstanding the place where this EPA Distribution Notice has been executed by an EPA
Investor, it is expressly agreed that all of the terms and provisions hereof shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be entirely performed in such state.
To the fullest extent permitted by law, in the event of any proceedings arising out of the terms and conditions of this EPA Distribution Notice, the parties hereto irrevocably (i) consent and submit to the exclusive jurisdiction of the Supreme Court, State of New York, New York
County and of the U.S. District Court for the Southern District of New York, (ii) waive any defense based on doctrines of venue or forum non conveniens, or similar rules and doctrines, and
(iii) agree that all claims in respect of such a proceeding must be heard and determined exclusively in the Supreme Court, State of New York, New York County or the U.S. District
Court for the Southern District of New York. Process in any such proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.
IN WITNESS WHEREOF, the undersigned has executed this EPA Distribution Notice this
___ day of __________________. 20[•].
EPA INVESTOR:
___________________________________
(write name of EPA Investor)
By:  _______________________________
Name:
Title:
5 To be included if the Direct Holder can exchange their Holdings B DRs for Parent A Shares on an unrestricted basis and hold directly in DTC.

SCHEDULE 4
DIRECT INVESTOR EXCHANGE NOTICE
The undersigned holds Holdings B DRs in Royalty Pharma Holdings Ltd (“Holdings”).
Capitalized terms used but not defined herein shall have the meanings provided in the Exchange
Agreement dated 16 June 2020, as further amended by amendment and restatement agreements dated 29 December 2023, 31 December 2024, 16 May 2025 and 11 August 2026 (the “Exchange
Agreement”). The undersigned is a party to the Exchange Agreement.
[The DTC Participant Account into which the undersigned’s interests in Parent A Shares are to be received following completion of an applicable Direct Holder Exchange (together with the undersigned’s contact information) is as follows:
DTC Participant Account Number_______________________
Contact Information_______________________
_______________________
_______________________]5
The undersigned further acknowledges that, pursuant to the terms of clause 4.1 of the
Exchange Agreement, it is submitting this Direct Investor Exchange Notice to Parent and
Holdings in order to exchange [●] Direct B DRs for Parent A Shares in accordance with the terms of the Exchange Agreement.
The undersigned further acknowledges that this notice constitutes the form of written notice required for the purposes of article 12(a) of the Parent’s articles of association to implement the transactions contemplated therein, including the re-designation of Parent B Shares into Parent Deferred Shares, and for all such purposes shall be treated on the basis that the undersigned is the holder of such underlying Parent B Shares.
The undersigned hereby represents and warrants and agrees that (i) the undersigned has full legal capacity to execute and deliver this Direct Investor Exchange Notice and to perform the undersigned’s obligations hereunder; (ii) this Direct Investor Exchange Notice constitutes a legal, valid and binding obligation of the undersigned; and (iii) this Direct Investor Exchange
Notice has been duly executed and delivered by the undersigned.
By providing this Direct Investor Exchange Notice, the undersigned (a) makes all of the representations and gives all of the warranties set out herein to the Parent, and (b) authorizes
Parent to take all such actions, do all such things and on behalf of the undersigned approve, execute or sign and deliver all documents, consents, forms or agreements as, in the absolute discretion of Parent, are reasonably necessary or desirable in order to procure the distribution or transfer of Parent A DRs or Parent A Shares to the undersigned at any time following completion of an applicable Direct Holder Exchange, including, among other matters, providing instructions to the Depositary and/or DTC (via the Depositary or otherwise) on behalf of the undersigned.
Any Parent A Shares to be issued in accordance with the terms of this Direct Investor Exchange
Notice will be issued to GTU Ops Inc., as nominee for the Depositary on behalf of the relevant
Direct Holder.
The undersigned hereby acknowledges and agrees that:
(a)any Parent Restricted A Shares to be issued following completion of a Direct
Holder Exchange may not be transferred except in compliance with the Securities
Act, any other applicable securities or “blue sky” laws, and the terms and conditions of the Exchange Agreement;
(b)unless exchanged pursuant to an effective registration statement or Rule 144 under the Securities Act, the Parent Restricted A Shares are restricted securities under the Securities Act and the rules and regulations promulgated thereunder;
and
(c)it shall not transfer (or solicit any offers in respect of any transfer of any Parent
Restricted A Shares) except in compliance with the Securities Act, any other applicable securities or “blue sky” laws, and the terms and conditions of the
Exchange Agreement.
The parties hereto intend that this Direct Investor Exchange Notice shall be treated as part of the partnership agreement of Holdings pursuant to Section 761(c) of the Code and Sections
1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. Except as otherwise required by applicable law: (a) the parties shall report each Exchange consummated hereunder as a taxable sale of Holdings B Shares by the Direct Holder to Parent; and (b) no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority (unless a final “determination” within the meaning of Section 1313(a)(1)
of the Code requires a different tax treatment).
The undersigned hereby irrevocably constitutes and appoints each officer of Parent as the attorney-in-fact and agent of the undersigned, with full power of substitution, as its true and lawful attorney-in-fact and agent to do any and all things and to take any and all actions that may be necessary to procure the distribution or transfer of Parent A DRs or Parent A Shares to the undersigned at any time following completion of a Direct Holder Exchange.
The undersigned hereby agrees that the Parent shall have the right to enforce against the undersigned any of the representations made or warranties given by the undersigned in favour of the Parent pursuant to the terms of this Direct Investor Exchange Notice.

This Direct Investor Exchange Notice should be executed and mailed, delivered or e-
mailed to Parent (with a copy to be sent to Holdings in accordance with the notice provisions set out in the Exchange Agreement) at the following address or email address:
By Regular, Registered or Certified Mail; Hand or Overnight Delivery:
Royalty Pharma plc
Bridgwater Road
Bristol, England, BS13 8AE

By E-mail Transmission: transfers@royaltypharma.com Subject Line: Exchange Election
Notwithstanding the place where this Direct Investor Exchange Notice has been executed by a Direct Holder, it is expressly agreed that all of the terms and provisions hereof shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be entirely performed in such state.
To the fullest extent permitted by law, in the event of any proceedings arising out of the terms and conditions of this Direct Investor Exchange Notice, the parties hereto irrevocably (i)
consent and submit to the exclusive jurisdiction of the Supreme Court, State of New York, New
York County and of the U.S. District Court for the Southern District of New York, (ii) waive any defense based on doctrines of venue or forum non conveniens, or similar rules and doctrines, and
(iii) agree that all claims in respect of such a proceeding must be heard and determined exclusively in the Supreme Court, State of New York, New York County or the U.S. District
Court for the Southern District of New York. Process in any such proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.
IN WITNESS WHEREOF, the undersigned has executed this Direct Investor Exchange
Notice this ___ day of __________________. 20[•].
DIRECT HOLDER:
___________________________________
(write name of Direct Holder)
By:  _______________________________
Name:
Title:
6 To be included if the Direct Holder can exchange their Holdings B DRs for Parent A Shares on an unrestricted basis and hold directly through
DTC.

SCHEDULE 5
INDIRECT INVESTOR EXCHANGE ELECTION NOTICE
The undersigned is a MIP Participant and holds a beneficial interest in RP MIP, which indirectly holds, through its interest in RP MIP SPV, Holdings B DRs in Royalty Pharma
Holdings Ltd (“Holdings”). Capitalized terms used but not defined herein shall have the meanings provided in the Exchange Agreement dated 16 June 2020, as further amended by amendment and restatement agreements dated 29 December 2023, 31 December 2024, 16 May
2025 and 11 August 2026 (the “Exchange Agreement”).
[The DTC Participant Account into which the undersigned’s interests in Parent A Shares are to be received following completion of an applicable Direct Holder Exchange (together with the undersigned’s contact information) is as follows:
DTC Participant Account Number_______________________
Contact Information_______________________
_______________________
_______________________]6
The undersigned further acknowledges that, pursuant to the terms of clause 4.1 of the
Exchange Agreement, it is submitting this Indirect Investor Exchange Election Notice to RP MIP and RP MIP SPV in order for RP MIP SPV to exchange [●] Direct B DRs for Parent A Shares in accordance with the terms of the Exchange Agreement.
The undersigned hereby represents and warrants and agrees that (i) the undersigned has full legal capacity to execute and deliver this Indirect Investor Exchange Election Notice and to perform the undersigned’s obligations hereunder; (ii) this Indirect Investor Exchange Election
Notice constitutes a legal, valid and binding obligation of the undersigned; and (iii) this Indirect
Investor Exchange Election Notice has been duly executed and delivered by the undersigned.
By providing this Indirect Investor Exchange Election Notice, the undersigned (a) makes all of the representations and gives all of the warranties set out herein to the Parent, RP MIP and
RP MIP SPV, and (b) authorizes RP MIP, RP MIP SPV or Parent to take all such actions, do all such things and on behalf of the undersigned approve, execute or sign and deliver all documents, consents, forms or agreements as, in the absolute discretion of Parent, RP MIP or RP MIP SPV, are reasonably necessary or desirable in order to procure the distribution or transfer of Parent A
DRs or Parent A Shares to the undersigned at any time following completion of this Direct
Holder Exchange, including, among other matters, providing instructions to the Depositary and/
or DTC (via the Depositary or otherwise) on behalf of the undersigned. Any Parent A Shares to be issued in accordance with the terms of this Indirect Investor Exchange Election Notice will be issued to GTU Ops Inc., as nominee for the Depositary on behalf of the relevant MIP Participant.
The undersigned hereby acknowledges and agrees that:
(a)any Parent Restricted A Shares to be issued following completion of a Direct
Holder Exchange may not be transferred except in compliance with the Securities
Act, any other applicable securities or “blue sky” laws, and the terms and conditions of the Exchange Agreement;
(b)unless exchanged pursuant to an effective registration statement or Rule 144 under the Securities Act, the Parent Restricted A Shares are restricted securities under the Securities Act and the rules and regulations promulgated thereunder;
and
(c)it shall not transfer (or solicit any offers in respect of any transfer of any Parent
Restricted A Shares) except in compliance with the Securities Act, any other applicable securities or “blue sky” laws, and the terms and conditions of the
Exchange Agreement.
The parties hereto intend that this Indirect Investor Exchange Election Notice shall be treated as part of the partnership agreement of Holdings pursuant to Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. Except as otherwise required by applicable law: (a) the parties shall treat and report each Exchange consummated hereunder as a distribution of the beneficial interests in the applicable Holdings B Shares to the undersigned MIP Participant followed by a taxable sale of
Holdings B Shares by the undersigned MIP Participant to Parent; and (b) no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority (unless a final “determination” within the meaning of Section 1313(a)(1) of the Code requires a different tax treatment).
The undersigned hereby irrevocably constitutes and appoints each officer of Parent as the attorney-in-fact and agent of the undersigned, with full power of substitution, as its true and lawful attorney-in-fact and agent to do any and all things and to take any and all actions that may be necessary to procure the distribution or transfer of Parent A DRs or Parent A Shares to the undersigned at any time following completion of a Direct Holder Exchange.
The undersigned hereby agrees that the Parent shall have the right to enforce against the undersigned any of the representations made or warranties given by the undersigned in favour of the Parent pursuant to the terms of this Indirect Investor Exchange Election Notice.

This Indirect Investor Exchange Election Notice should be executed and mailed, delivered or e-mailed to RP MIP and RP MIP SPV, at the following address or email address:
By Regular, Registered or Certified Mail; Hand or Overnight Delivery:
RP MIP Holdings LLC
110 East 59th Street, 33rd Floor
New York, NY 10022

By E-mail Transmission: transfers@royaltypharma.com Subject Line: Exchange Election
Notwithstanding the place where this Indirect Investor Exchange Election Notice has been executed by a MIP Participant, it is expressly agreed that all of the terms and provisions hereof shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be entirely performed in such state.
To the fullest extent permitted by law, in the event of any proceedings arising out of the terms and conditions of this Indirect Investor Exchange Election Notice, the parties hereto irrevocably (i) consent and submit to the exclusive jurisdiction of the Supreme Court, State of
New York, New York County and of the U.S. District Court for the Southern District of New
York, (ii) waive any defense based on doctrines of venue or forum non conveniens, or similar rules and doctrines, and (iii) agree that all claims in respect of such a proceeding must be heard and determined exclusively in the Supreme Court, State of New York, New York County or the
U.S. District Court for the Southern District of New York. Process in any such proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.
IN WITNESS WHEREOF, the undersigned has executed this Indirect Investor Exchange
Election Notice this ___ day of __________________. 20[•].
MIP PARTICIPANT:
___________________________________
(write name of MIP Participant)
By:  _______________________________
Name:
Title: